UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 24, 2009
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of	(Commission File Number)	(I. R. S. Employer
incorporation)		Identification No.)
4440 El Camino Real, Los Altos, California 94022
(Address of principal executive offices, including ZIP code)
(650) 947-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
Pricing of Convertible Note Offering
     On June 24, 2009, the Company issued a press release announcing the pricing of its public offering of $150 million aggregate principal amount of 5% convertible senior notes due 2014. A copy of the Company’s press release is attached as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Rambus Inc. Press Release dated June 24, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rambus Inc.

By:	/s/ Satish Rishi

Satish Rishi
Senior Vice President, Finance and Chief Financial Officer
Date: June 24, 2009

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	Rambus Inc. Press Release dated June 24, 2009